UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2007
CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 000-20202

Michigan	38-1999511
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

25505 W. Twelve Mile Road, Suite 3000 Southfield, Michigan	48034-8339
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 248-353-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX OF EXHIBITS
Amendment No.3, dated Feburary 14, 2007
Press Release dated February 12, 2007

Item 1.01 Entry into a Material Definitive Agreement.
(a)	On February 9, 2007, Credit Acceptance Corporation (the “Company”) signed a Memorandum of Understanding to settle a consumer class action lawsuit in the matter entitled Marvin Fielder, et al v. Credit Acceptance Corporation pending in the Circuit Court of Jackson County, Missouri. The lawsuit has been pending since October of 1996. The lawsuit relates to allegations that between October 15, 1991 and October 9, 1997, in Missouri, Credit Acceptance delivered defective post repossession notices, assessed excessive interest, and accepted assignment of installment contracts from Missouri dealers that contained excessive official fees. Credit Acceptance has, without any admission of liablity, agreed to pay $12.5 million in full and final settlement of all claims against the Company. The settlement is subject to court approval.

(b)	On February 14, 2007, Credit Acceptance Corporation (the “Company”) executed Amendment No. 3 to the First Amended and Restated Loan and Security Agreement (the “Revised Warehouse Facility”) among the Company, CAC Warehouse Funding Corporation II, Wachovia Bank, National Association, JPMorgan Chase Bank, N.A., Variable Funding Capital Company, LLC, Park Avenue Receivables Company, LLC and Wachovia Capital Markets, LLC. The amendment extended the maturity of the facility to February 13, 2008. Under this facility, as renewed, the Company may contribute dealer loans to a wholly owned special purpose entity and receive 80% of the net book value of the dealer loans in non-recourse financing. Borrowings under the facility bear interest at a floating rate equal to the commercial paper rate plus 65 basis points. The amendment is attached as Exhibit 4(f)(84) to this Form 8-K and incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition.
On February 12, 2007, Credit Acceptance Corporation (the “Company”), issued a press release announcing its financial results for the year ended December 31, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
4(f)(84)	Amendment No. 3, dated February 14, 2007, to First Amended and Restated Loan and Security Agreement, dated February 15, 2006, among the Company, CAC Warehouse Funding Corporation II, Wachovia Bank, National Association, JPMorgan Chase Bank, N.A., Variable Funding Capital Corporation and Wachovia Capital Markets, LLC

99.1	Press Release dated February 12, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION (Registrant)
By:	/s/ Kenneth S. Booth
Kenneth S. Booth
Chief Financial Officer February 15, 2007

INDEX OF EXHIBITS

Exhibit No.	Description

4(f)(84)	Amendment No. 3, dated February 14, 2007, to First Amended and Restated Loan and Security Agreement, dated February 15, 2006, among the Company, CAC Warehouse Funding Corporation II, Wachovia Bank, National Association, JPMorgan Chase Bank, N.A., Variable Funding Capital Corporation and Wachovia Capital Markets, LLC

99.1	Press Release dated February 12, 2007